Exhibit 32.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF TEHE SARBANES-OXLEY ACT OF 2002


I, Daryl Ansel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Grill Concepts, Inc. on Form 10-K/A for the year ended December 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Grill Concepts, Inc.


                                   By: /s/ Daryl Ansel
                                      ---------------------------
                                   Name: Daryl Ansel
                                   Title: Chief Financial Officer
                                   May 25, 2004